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                                                                    EXHIBIT 10.1

                               NONRECOURSE ASSIGNMENT


    This Assignment is made as of June 8, 1998 by and between Norwest Business Credit Inc. ("Assignor") and TECHinspirations, Inc. ("Assignee").

                                      RECITALS

    A. Assignor is the holder of the instruments and documents listed on Exhibit A (collectively, the "Documents"), executed in connection with a credit facility made available by the Assignor to Nicollet Process Engineering, Inc., a Minnesota corporation (the "Borrower").

    B. The Borrower is in default of certain of its obligations under the Documents.

    C. Assignee wishes to purchase, and Assignor is willing to sell, without recourse, the Documents as more fully set forth below.

                                     AGREEMENT

    NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which each party acknowledges, Assignor and Assignee agree as follows:

    1. On the terms and subject to the conditions set forth in this Assignment, Assignor sells, transfers and assigns to Assignee, without recourse, representation or warranty of any kind, except as specifically set forth herein, all of Assignor's right, title and interest in and to the Documents, including all rights, privileges and obligations thereunder.

    2. Upon execution of this Assignment, Assignee shall deliver to Assignor, in immediately available funds, the sum of $144,699.67 ("Purchase Price").

    3. Assignor represents and warrants to Assignee that Assignor is the holder of the Documents, that the Documents embody all of the Assignor's interest in the Borrower or its assets, that it has good and marketable title, that it has the right and authority to sell and that the Documents are being transferred free and clear of any liens or encumbrances on Assignor's interest. Any liability of Assignor arising from the foregoing representations and warranties is limited to the amount of the Purchase Price. Assignor makes no other representations or warranties of any kind. Upon completion of this Agreement, the Assignor will have no claim or rights with respect to any assets of the Borrower.

    4. Assignor agrees to execute and deliver such other documents or instruments of transfer as Assignee may reasonably request to evidence the assignment of the Documents under this Assignment.


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    5.   Assignee acknowledges that it has had the opportunity to inspect and review the Documents and make such inquiry into the affairs of the Borrower as Assignee deemed appropriate. Assignee is solely responsible for the decision to purchase the Documents and is not relying on any representations or warranties of Assignor except as specifically contained in this Agreement.

    6. This Assignment contains the complete agreement of the parties and supersedes any prior agreements, whether written or oral, between them with respect to the Documents. This Assignment may not be modified or amended except by a writing signed by both parties. This Agreement shall be governed by the laws of the State of Minnesota.

    IN WITNESS WHEREOF, the parties hereto have caused this Assignment to be duly authorized, executed and delivered as of the date set forth above.


NORWEST BUSINESS CREDIT, INC.             TECHinspirations, INC.
("Assignor")                              ("Assignee")




By /S/ ROGER A. PFIFFNER                  By /S/ FRANK VAN LUTTIKHUIZEN
   -----------------------------------       ---------------------------------
     Roger A. Pfiffner                         Frank Van Luttikhuizen
     Its Vice President                        Its Chief Financial Officer


                             ACKNOWLEDGMENT OF BORROWER

    Nicollet Process Engineering, Inc., a Minnesota corporation (the "Borrower"), represents and warrants to TECHinspirations, Inc. that the Documents are all of the agreements in effect governing the credit facility made available by Norwest Business Credit, Inc. to the Borrower.

                                         NICOLLET PROCESS ENGINEERING, INC.



                                         By /s/ John D. Sandberg
                                            ----------------------------
                                            John D. Sandberg
                                            Its Controller


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                                                                       EXHIBIT A


                           SCHEDULE OF CLOSING DOCUMENTS
                                        FOR
                             REVOLVING CREDIT FACILITY
                                         TO
                         NICOLLET PROCESS ENGINEERING, INC.

                            Closing Date:  May 28, 1997

A.  BASIC LOAN DOCUMENTS

    1.   $800,000 Revolving Promissory Note

    2.   Credit and Security Agreement

    3.   Disclosure

    4.   Certificate of Authority for Borrower

         (a)  Resolutions

         (b)  Articles of incorporation and bylaws

         (c)  Good Standing Certificate

    5.   UCC-1 Financing Statement

         (a)  Minnesota Secretary of State, No. 1943688, filed May 21, 1997

    6.   UCC-2 Fixture Financing Statement

         (a)  Hennepin County, Minnesota, No. 2815869, filed June 5, 1997

    7.   Collateral Account Agreement

    8.   Agreement for Lockbox Service

    9.   Officer's Certificate

    10.  Support Agreement

B.  MISCELLANEOUS DOCUMENTS

    11.  Insurance Certificate and Loss Payee Endorsement

    12.  Assignment of Life Insurance Policy

         (a)  Original Life Insurance Policy

         (b)  Life Insurance Questionnaire

    13.  Landlord's Disclaimer and Consent

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         (a)  Copy of Lease

    14.  UCC, Tax and Judgment Lien Searches

         (a)  Nicollet Process Engineering, Inc.

              (i)  Minnesota

              (ii) Hennepin County, Minnesota

    15.  Legal Opinion of Counsel to Borrower

    16.  UCC Terminations

         (a)  Republic Acceptance Corporation

              (i) No. 1771890, filed June 27, 1995 with the Secretary of the State of Minnesota, termination filed May 28, 1997 as financing statement No. 1945301.

         (b)  Hillcrest Development

              (ii) No. 1793810, filed October 3, 1995 with the Secretary of the
                   State of Minnesota, termination filed May 1, 1997 as financing statement No. 1938045.

    17.  Intercreditor Agreement (Norwest Bank Minnesota) (Delivered to Lender
         Only)

    18.  Funding Letter (Delivered to Lender Only)

    19. First Amendment to Credit and Security Agreement dated November 24, 1997 and Compliance Certificate (not executed)

    20.  Guaranty - (Benton J. Case, Jr.) (Not Notarized) dated February 17,
         1998

    21.  Guaranty - (Pierce McNally) dated February 17, 1998

    22.  Guaranty - (Robert A. Pitner) dated February 17, 1998